UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2010

BROWN & BROWN, INC.
(Exact name of registrant as specified in its charter)

Florida	0-7201	59-0864469
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

220 South Ridgewood Avenue, Florida 32114
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (386) 252-9601

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 28, 2010, Brown & Brown, Inc. (the "Company") held its Annual Meeting of Shareholders (the "Meeting").

Proxies for the Meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Company’s solicitation.

            A total of 142,129,787 shares were outstanding and entitled to vote as of February 19, 2010 (the record date for the Company).   Of this amount 131,370,144 shares, representing approximately 92.43% of the total number of shares outstanding, were represented in person or by proxy, constituting a quorum for the transaction of business, and were voted at the Meeting.

            At the Meeting, shareholders elected J. Hyatt Brown, Samuel P. Bell, III, Hugh M. Brown, J. Powell Brown, Bradley Currey, Jr.,  Theodore J. Hoepner, Toni Jennings, John R. Riedman, Chilton D. Varner and Wendell Reilly to serve as directors until the next annual meeting of shareholders and until his/her successor is elected and qualified.

The table below sets out the number of votes cast for and against each director:

Directors	Votes For	Votes Withheld	Broker Non-Vote
J. Hyatt Brown	117,125,022	1,510,597	12,734,525
Samuel P. Bell II	117,322,589	1,313,030	12,734,525
Hugh M. Brown	116,717,350	1,918,269	12,734,525
J. Powell Brown	117,518,234	1,117,385	12,734,525
Bradley Currey, Jr.	117,319,855	1,315,764	12,734,525
Theodore J. Hoepner	89,263,231	29,372,388	12,734,525
Toni Jennings	87,728,859	30,906,760	12,734,525
Wendell S. Reilly	118,264,446	371,173	12,734,525
John R. Riedman	111,209,183	7,426,436	12,734,525
Chilton D. Varner	89,276,000	29,359,619	12,734,525

            The shareholders also approved the 2010 Stock Incentive Plan.  Of the shares voted, 112,119,100 voted in favor, 6,454,160 voted against and 62,356 abstained.  There were also 12,734,528 broker non-votes.

            In addition, the shareholders ratified the reappointment of Deloitte & Touche LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2010. Of the shares voted, 130,589,080 voted in favor, 754,771 voted against and 26,293 abstained.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            BROWN & BROWN, INC.

                                                            (Registrant)

                                                            By:       /S/ LAUREL L. GRAMMIG

                                                                        Laurel L. Grammig

                                                                          Vice President and Secretary

Date: April 30, 2010